INTELLIGENT ELECTRONICS, INC.
                           411 Eagleview Boulevard
                              Exton, PA  19341
                               (610) 458-5500

                         NOTICE AND PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD 9:30 A.M. MAY 24, 1994

To the Shareholders of Intelligent Electronics, Inc.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Intelligent Electronics, Inc. (the "Company") will be held at Griffith Hall, Route 100 and Nantmeal Road, Glenmoore, Pennsylvania, 19343, on May 24, 1994 at 9:30 a.m. for consideration of and action upon the following matters:

     1.   The election of four directors for a three-year term;

     2.   The election of one director for a two-year term;

     3.   The election of one director for a one-year term;

     4. The ratification of the appointment of Price Waterhouse as the Company's independent public accountants for the fiscal year ending January 28, 1995; and

     5. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 5, 1994, as the record date for the determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting. The Company's Annual Report to Shareholders for the year ended January 29, 1994, accompanies this Notice and Proxy Statement.

     SHAREHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              BY ORDER OF THE BOARD OF DIRECTORS,


                              Stephanie Cohen, Secretary
Exton, PA
April 22, 1994

                        INTELLIGENT ELECTRONICS, INC.
                           411 Eagleview Boulevard
                              Exton, PA  19341
                               (610) 458-5500


                               PROXY STATEMENT

     This Proxy Statement is furnished and is being mailed with the accompanying proxy on or about April 22, 1994, to each Shareholder of record of Intelligent Electronics, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 24, 1994 at 9:30 a.m. at Griffith Hall, Route 100 and Nantmeal Road, Glenmoore, Pennsylvania, 19343, and at any adjournment thereof, for the purposes stated below.

     Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy for: (i) the election of four directors nominated by the Board of Directors for a three-year term; (ii) the election of one director nominated by the Board of Directors for a two-year term; (iii) the election of one director nominated by the Board of Directors for a one-year term; (iv) the ratification of the appointment of Price Waterhouse as the Company's independent public accountants; and (v) any action, in their discretion, with respect to such other business as may properly come before the Meeting and matters incident to the conduct of the Meeting.

     Each of the above proposals is discussed below.


                      VOTING SECURITIES OF THE COMPANY

     Only Shareholders of record at the close of business on April 5, 1994, are entitled to notice of, and to vote at, the Meeting. On that date, the outstanding voting securities of the Company consisted of 35,135,024 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented to the Meeting with no right to vote cumulatively. Under Pennsylvania law and the By-laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter shall constitute a quorum for the purposes of consideration and action on the matter. Directors are elected by a plurality vote and ratification of the appointment of the independent public accountants is by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, at the Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum, but will not be voted and will have no effect on matters to be voted on at the Meeting. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

        PRINCIPAL SHAREHOLDERS AND HOLDINGS OF OFFICERS AND DIRECTORS

     The following table sets forth, as of March 30, 1994, the number and percentage of shares of Common Stock which, according to information supplied to the Company, are beneficially owned by:

(i) each person who is the beneficial owner of more than 5% of the Common Stock; (ii) each of the directors and the nominees for directorship of the Company individually; (iii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for fiscal year 1993; and (iv) all current directors and officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he has the right to obtain voting or investment power within 60 days of March 30, 1994, such as upon the exercise of options or warrants.



Title of             Name and Address                       Amount and Nature                 of Shares
Class                of Beneficial Owner                   of Beneficial Ownership          Outstanding
- ------------         ------------------------------         -----------------------          -----------
Common Stock         Richard D. Sanford(a)                  3,735,563(b)                        10.6%
                     411 Eagleview Blvd.
                     Exton, PA   19341

Common Stock         Christopher T.G. Fish                  1,196,986(c)                         3.4%
                     Le Jardin, Rue du Torval
                     Castel, Guernsey
                     Channel Islands

Common Stock         Arnold S. Hoffman                         40,000(d)                         (e)
                     1735 Market Street
                     Philadelphia, PA   19103

Common Stock         Roger J. Fritz                           140,004(f)                         (e)
                     1113 North Loomis Street
                     Naperville, IL   60540

Common Stock         William L. Rulon-Miller                   70,136(g)                         (e)
                     1801 Market Street
                     Philadelphia, PA   19103

Common Stock         Barry M. Abelson                         425,336(h)                         1.2%
                     3000 Two Logan Square
                     Philadelphia, PA  19103

Common Stock         Michael R. Shabazian                      40,000(d)                         (e)
                     Peked Mountain Road
                     Townshend, VT  05353

Common Stock         James M. Ciccarelli                       62,824(d)                         (e)
                     6400 S. Fiddler's Green Circle
                     Englewood, CO  80111

Common Stock         John A. Porter                            20,000                            (e)
                     311 Lido Drive
                     Fort Lauderdale, FL  33301

Common Stock         Alex A.C. Wilson                            --                              (e)
                     39 Woodlands Park
                     Rosemont, Blairgowrie
                     Perthshire, PH106UW
                     Scotland

Common Stock         Gregory A. Pratt                          55,000(i)                         (e)
                     411 Eagleview Boulevard
                     Exton, PA  19341

Common Stock         Robert P. May                              1,000                            (e)
                     411 Eagleview Boulevard
                     Exton, PA  19341

Common Stock         Mark R. Briggs                            42,100(j)                         (e)
                     5340 S. Quebec Street
                     Englewood, CO  80111

Common Stock         Edward A. Meltzer                         21,400(k)                         (e)
                     411 Eagleview Boulevard
                     Exton, PA  19341

Common Stock         Twentieth Century Companies, Inc.      2,625,000(l)                         7.5%
                     4500 Main Street
                     Kansas City, MO  64141-6200

Common Stock         FMR Corp.                              4,719,190(m)                        13.4%
                     82 Devonshire Street
                     Boston, MA  02109-3614

Common Stock         Nicholas-Applegate Capital Management  1,876,715(n)                         5.3%
                     600 West Broadway
                     San Diego, CA  92101

Common Stock         All directors and officers             5,672,966                           15.9%
                     as a group (15 persons)

(a)  Mr. Sanford is Chairman of the Board and Chief Executive Officer of the Company.

(b)  Includes 60,000 shares purchasable upon the exercise of stock options granted pursuant to the Non-Qualified Stock Option
     Plan for Employees and Directors (the "Plan") and 153,007 shares held by two charities established by Mr. Sanford, of which
     Mr. Sanford is a director or trustee.  Mr. Sanford disclaims beneficial ownership as to the shares held by the charities.

(c)  Includes 60,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan and 1,062,310 shares owned by Sprint Investments, S.A.  The sole shareholder of Sprint Investments, S.A. is a trust, the beneficiaries of which are the wife and children of Mr. Fish.  Also includes 70,676 shares held in a trust (the beneficiary of which is a child of Mr.
     Sanford) of which Mr. Fish and Mr. Abelson are co-trustees (as to which shares Mr. Fish disclaims beneficial ownership)
     and 4,000 shares held in the name of Mr. Fish's daughter.

(d)  Includes 40,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(e)  Less than 1% of the issued and outstanding Common Stock of the Company.

(f)  Includes 100,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(g)  Includes 60,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(h)  Includes 40,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan; 70,676 shares held in a trust (the beneficiary of which is a child of Mr. Sanford) of which Mr. Abelson and Mr. Fish are co-trustees; 126,253 shares held by Mr. Abelson as custodian for the benefit of two children of Mr. Sanford; and 153,007 shares held by two charities established by Mr. Sanford, of which Mr. Abelson is a director or trustee.  Mr. Abelson disclaims beneficial ownership as to the shares held by the trust and charities.

(i)  Consists of 55,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(j)  Includes 42,000 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(k)  Includes 18,200 shares purchasable upon the exercise of stock options granted pursuant to the Plan.

(l)  The information with respect to Twentieth Century Companies, Inc. was reported on a Schedule 13-G filed by Twentieth
     Century Companies, Inc. with the Securities and Exchange Commission on February 10, 1994, a copy of which was received by the Company and relied upon in making this disclosure.

(m)  The information with respect to FMR Corp. was reported on a Schedule 13-G filed by FMR Corp. with the Securities and
     Exchange Commission on February 11, 1994, a copy of which was received by the Company and relied upon in making this disclosure.

(n)  The information with respect to Nicholas-Applegate Capital Management was reported on a Schedule 13-G filed by
     Nicholas-Applegate Capital Management with the Securities and Exchange Commission on February 14, 1994, a copy of which was received by the Company and relied upon in making this disclosure.


                          1.  ELECTION OF DIRECTORS

     In accordance with the Company's By-laws, as amended, the Board of Directors is classified into three classes as nearly equal in number as possible. At the Meeting, four directors will be elected, each for a three-year term expiring at the 1997 Annual Meeting, one director will be elected for a two-year term expiring at the 1996 Annual Meeting, and one director will be elected for a one-year term expiring at the 1995 Annual Meeting. The Board of Directors has unanimously recommended six nominees for election as directors at the Meeting. It is the intention of the persons named in the proxy, unless otherwise directed, to vote all proxies for the election to the Board of Directors of the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Meeting. If any nominee is unable or unwilling to serve, it is presently intended that the proxy shall be voted for the election of a nominee who will be designated by the Board.

     Following are the names of the nominees for directors of the Company to serve for a three-year term expiring at the 1997 Annual Meeting of Shareholders, their ages, and certain other information. The Board recommends a vote for all nominees.

     Name                     Age       Position            Term

     Arnold S. Hoffman        58        Director            3 years
     Roger J. Fritz           65        Director            3 years
     John A. Porter           50        Director            3 years
     Alex A.C. Wilson         57        Director            3 years

     Following is the name of the nominee for director of the Company to serve for a two-year term expiring at the 1996 Annual Meeting of Shareholders, his age, and certain other information. The Board recommends a vote for the nominee.

     Gregory A. Pratt         45        Director            2 years

     Following is the name of the nominee for director of the Company to serve for a one-year term expiring at the 1995 Annual Meeting of Shareholders, his age, and certain other information. The Board recommends a vote for the nominee.

     Robert P. May            44        Director            1 year

     Arnold S. Hoffman has been a director of the Company since August 1985.
In January 1992, Mr. Hoffman became Managing Director of Legg Mason Wood Walker Incorporated, an investment banking firm. Prior to that, since September 1990, Mr. Hoffman was Chairman of the Middle Market Group, L.P., an investment banking firm. Prior thereto, since August 1989, he served as a Managing Director of the Stamford Company, Inc., an investment banking firm, and of the Middle Market Group, Inc. From April 1985 to August 1989, Mr. Hoffman served as Managing Director of Shearson Lehman Hutton, Inc. Mr. Hoffman is a member of the Board of Directors of Sun Distributors, L.P.

     Roger J. Fritz has been a director of the Company since its incorporation in 1982. For more than five years, Mr. Fritz has been President of Organization Development Consultants of Naperville, Illinois, an organizational development/management consulting firm.

     John A. Porter has been Vice Chairman of LDDS/Metro Media Communications, the fourth largest long distance carrier, since the fall of 1993. From 1988 until its merger with Metro Media Communications in 1993, he served as Chairman of LDDS. Mr. Porter serves on the Board of Directors of Uniroyal Technology Corporation.

     Alex A.C. Wilson has been Senior Vice President of SCI Systems, a worldwide contract manufacturing company in the electronics industry, since November 1993, and is General Manager for the European operations. Prior to that he worked for IBM Corporation as Director of Manufacturing and Distribution. In his 27-year career with IBM Corporation, Mr. Wilson worked in various capacities. Mr. Wilson resides in Scotland and is a citizen of the United Kingdom.

     Gregory A. Pratt joined the Company in March 1992 as Executive Vice President and was appointed to the position of President and Chief Operating Officer shortly thereafter. Prior to joining the Company, Mr. Pratt served as President of Atari Computer Corporation and Vice President of Finance and Chief Financial Officer of Atari Corporation. He also served on the Board of Directors of Atari Corporation and was a member of the Board's Executive Committee.

     Robert P. May is Senior Vice President of the Company and Chief Executive Officer of Intelligent Distribution Services, Inc., a wholly-owned subsidiary of the Company. Before he joined the Company in November 1993, Mr. May was a Senior Vice President of Federal Express Corporation and was President of Federal Express' Business Logistics Services Division. In his 20-year career with Federal Express, Mr. May served in a number of executive operations and corporate management positions.

     The names of the other directors of the Company, their ages, the term for which they have been elected and certain other information is set forth below:

     Name                     Age       Position       Term

     Richard D. Sanford       50        Chairman        (1)
     Christopher T.G. Fish    51        Director        (1)
     James M. Ciccarelli      41        Director        (1)
     Barry M. Abelson         47        Director        (2)
     William L. Rulon-Miller  45        Director        (2)
     Michael R. Shabazian     53        Director        (2)
- ------------------------
(1)  Currently serving a three-year term expiring at the 1996 Annual Meeting.
(2)  Currently serving a three-year term expiring at the 1995 Annual Meeting.

     Richard D. Sanford has been the Company's Chairman and Chief Executive Officer since he founded the Company in May 1982. See "Certain Relationships and Related Transactions."

     Christopher T.G. Fish has been a director of the Company since its incorporation in 1982. For more than five years, Mr. Fish has been a principal of Sprint Investments, S.A., an investor company which is a holder of the Company's Common Stock. Mr. Fish resides in the Channel Islands, U.K. and is a citizen of the United Kingdom.

     James M. Ciccarelli was elected to the Company's Board of Directors in August 1992 and was elected a Vice President of the Company in March 1990. In August and October of 1993, he became CEO and President of Missing Link Communications, Inc. and Wireless Telecom, Inc., respectively, wholly-owned subsidiaries of the Company. From December 1991 through April 1993 he was President of the Company's Systems Group (now the Reseller Network). Prior thereto, he served in a number of executive positions in the operations and management of Connecting Point of America, Inc. from January 1988 until January 1990. Mr. Ciccarelli is also a member of the Board of Directors of The Future Now, Inc.

     Barry M. Abelson has been a director of the Company since January 1989.
In May 1992 he joined the law firm of Pepper, Hamilton & Scheetz, Philadelphia, Pennsylvania, as a partner. Prior thereto, Mr. Abelson had been a partner of the law firm of Braemer Abelson & Hitchner, Philadelphia, Pennsylvania (and its predecessor firm). During the 1993 fiscal year, Pepper, Hamilton & Scheetz provided legal services to the Company. See "Certain Relationships and Related Transactions." Mr. Abelson is also a member of the Board of Directors of GBC Technologies, Inc.

     William L. Rulon-Miller serves as Senior Vice President and Co-Director of Investment Banking for Janney Montgomery Scott Inc., an investment banking firm with which he has held several positions since 1979. Mr. Rulon-Miller was a director of the Company from April 1983 until December 1986, and was re-elected to the Board in November 1987. Mr. Rulon-Miller is also a member of the Board of Directors of Mothers Work, Inc.

     Michael R. Shabazian is CEO of The Mindshare Group, a consulting firm. He has been a director of the Company since July 1990. Mr. Shabazian served as President and Chief Operating Officer of the Company from July 1989 to May 1992. From October 1987 until he joined the Company, Mr. Shabazian served as Senior Vice President of Sales and Marketing at Dynabook Technologies Corporation, a computer manufacturer.


                      BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held nine (9) meetings and acted by unanimous consent five (5) times during the fiscal year ended January 29, 1994. During the 1993 fiscal year, each member of the Board attended in at least 75% of the aggregate meetings of the Board and the committees of which he is a member, except Mr. Fish.

     The Board of Directors has established audit, compensation and stock option, investment and finance, and executive committees to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the 1993 fiscal year are described below. The Board of Directors has not established a nominating committee.

     AUDIT COMMITTEE. The Audit Committee is presently composed of Messrs. Fish, Fritz, Hoffman, Rulon-Miller and Shabazian. The functions of the Audit Committee include the recommendation and selection of independent accountants, the review of audit results and the evaluation of internal accounting procedures of the Company. There were two (2) meetings of the Audit Committee during the 1993 fiscal year; a majority of the members were present for the meetings.

     COMPENSATION AND STOCK OPTION COMMITTEE. The Compensation and Stock Option Committee is presently composed of Messrs. Abelson, Fritz, Hoffman, and Rulon-Miller. The Compensation and Stock Option Committee was formally established at a meeting of the Board of Directors on November 19, 1993 and met one time in the 1993 fiscal year. At such meeting, the formerly separate Compensation Committee and Stock Option Committee (which met separately two (2) and four (4) times, respectively, in the 1993 fiscal year) were consolidated and reconstituted as the Compensation and Stock Option Committee. The Compensation and Stock Option Committee is responsible for determining the annual salary, bonus and incentive compensation of the Company's executive officers and, on the basis of recommendations received from executive officers, awarding incentive compensation in the form of stock options to the Company's employees generally. The Report of the Compensation and Stock Option Committee is included later in this Proxy Statement.

     INVESTMENT AND FINANCE COMMITTEE. The Investment and Finance Committee is presently composed of Messrs. Abelson, Ciccarelli, Fish, Hoffman, and Rulon-Miller. The functions of the Investment and Finance Committee, which did not meet formally during the 1993 fiscal year, is to review and make recommendations to the Board of Directors as to available investment opportunities to the Company as well as reviewing the Company's investment policies generally.

     EXECUTIVE COMMITTEE. The Executive Committee is presently composed of Messrs. Abelson, Fish, Fritz, Hoffman, Rulon-Miller and Sanford and has the authority of the Board of Directors in the management of the business and affairs of the Company, subject to applicable legal limitations.

                                OTHER MATTERS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it with respect to the 1993 fiscal year, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been met. During the fiscal year ended January 29, 1994, each of Messrs. Shabazian and Pratt filed one Form 4 reporting one transaction after the applicable due date.


                           EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid during the year ended October 31, 1991, the three-month transition period ended February 1, 1992, the year ended January 30, 1993 and the year ended January 29, 1994, to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned during the fiscal year 1993.

                                              SUMMARY COMPENSATION TABLE
                                                                                 Long Term Compensation
                                                                          ------------------------------------
                                                                               Awards             Payouts
                                                                          ------------------------------------
                              Annual Compensation
                       -----------------------------------------------
                                                         Other Annual     Restricted
Name and Principal      Fiscal                              Compen-         Stock       Options/      LTIP         All Other
   Position             Year     Salary($)    Bonus($)   sation($)(1)     Awards($)     SARs (#)   Payouts($)  Compensation ($)(1)
- -------------------    -------   ---------    --------   -------------   -----------   ---------   ----------  -------------------
Richard D. Sanford      1993     $850,000     $569,160        (2)          None        450,000        None        $47,665(3)
 Chairman of the        1992      748,056      450,000        (2)          None          None         None         98,072
 Board and Chief         (4)      190,386      104,000                     None          None         None
 Executive Officer      1991      735,454      350,000                     None          None         None

Gregory A. Pratt        1993      272,500      410,000        (2)          None        150,000        None         73,757(7)
 President and Chief    1992      214,892(5)         0        (2)          None        450,000(6)     None          2,660
 Operating Officer       (4)                                                             None
                        1991

Mark R. Briggs          1993      210,000      221,900        (2)          None         10,000        None          4,513(8)
 Senior Vice            1992      200,833       41,800        (2)          None          None         None            2,866
 President               (4)       55,769        8,350                     None         50,000        None
                        1991      148,077      117,300                     None          None         None

Robert P. May           1993       75,000(9)   187,500        (2)          None        100,000        None            5,480(10)
 Senior Vice            1992
 President               (4)
                        1991

Edward A. Meltzer       1993      130,190       50,750        (2)          None          5,000        None            3,521(11)
 Vice President         1992      107,105        5,690        (2)          None          None         None            2,225
 and Chief               (4)       27,987       10,168                     None          3,000        None
 Financial Officer      1991      106,152       22,166                     None          None         None
- --------------------------------------------
(1)  In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, as interpreted by the Commission's Staff, amounts of Other Annual Compensation and All Other Compensation are excluded for 1991 and the three-month transition period ended February 1, 1992.
(2)  Amount does not exceed $50,000 or 10% of the total salary and bonus.
(3)  Of the amount indicated, $36,326 relates to premium payments in excess of cash values paid by the Company in connection with certain "split dollar" life insurance agreements with a trust established by Mr. Sanford (see "Certain Relationships and Related Transactions"), $1,152 represents the amount of life insurance premiums paid on behalf of the executive, $6,000 represents directors' fees and $4,187 represents employer matching contributions to the Company's 401(k) Plan.
(4)  Transition Period from November 1, 1991 through February 1, 1992.
(5)  Mr. Pratt began his employment with the Company on March 4, 1992.
(6)  Of the 450,000 options identified above, 225,000 granted on March 4, 1992 were canceled in July 1992.
(7)  Consists of life insurance premiums paid on behalf of the executive of $687 and payment of relocation expenses of $73,070.
(8)  Consists of life insurance premiums paid on behalf of the executive of $210, and $4,303 of employer matching contributions to the Company's 401(k) Plan.
(9)  Mr. May began his employment with the Company on November 1, 1993.
(10) Consists of life insurance premiums paid on behalf of the executive of $87 and payment of relocation expenses of $5,393.
(11) Consists of life insurance premium paid on behalf of the executive of $160 and $3,361 of employer matching contributions to the Company's 401(k) Plan.

Option Grants During 1993 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 1993.
The Company does not have any outstanding stock appreciation rights.
                                                                                                    Potential Realization Value
                                                                                                      at Assumed Annual Rates
                                                                                                    of Stock Price Appreciation
                  Options/SAR Grants in Last Fiscal Year                                                for Option Term (1)
- -------------------------------------------------------------------------------------------------------------------------------
                    Number of Securities    % of Total
                        Underlying           Options/
                         Options/              SARs
                           SARs             Granted to       Exercise or
                          Granted          Employees in      Base Price          Expiration
Name                       (#)(2)           Fiscal Year         ($/Sh)               Date               5% ($)          10%($)
- -------------------     ----------         -------------    ------------     -----------------      -----------     -----------
Richard D. Sanford      450,000(3)           44.5%           $22.875         November 19, 2003      $6,473,684      $16,405,586
Gregory A. Pratt         50,000(4)            4.9%            15.00             March 10, 2003         471,671        1,195,307
                        100,000(5)            9.9%            24.875         December 22, 2003       1,564,375        3,964,434
Mark R. Briggs           10,000(4)            1.0%            15.00             March 10, 2003          94,334          239,061
Robert P. May           100,000(6)            9.9%            22.625          November 1, 2003       1,422,874        3,605,842
Edward A. Meltzer         5,000(4)             .5%            15.00             March 10, 2003          47,167          119,531
- ------------------------------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options.
(2) Options to acquire shares of Common Stock.
(3) The options become exercisable as follows:  103,334 on November 19, 1994; 103,333 on November 19, 1995; and 243,333 on
November 19, 1996.
(4) The options become exercisable in five equal annual installments beginning March 10, 1994.
(5) The options become exercisable in three equal installments beginning December 22, 1994.
(6) The options become exercisable in five equal annual installments beginning November 1, 1994.

Option Exercises During 1993 Fiscal Year and Fiscal Year-End Option Values

The following table provides information related to options exercised by the named executive officers during fiscal 1993 and the number and value of options held at fiscal year-end.

                                                                                             Value of Unexercised
                                                             Number of Unexercised              In-the-Money
                                                                  Options/SARs                   Options/SARs
                                                                 at FY-End (#)                 at FY-End ($)(2)
                         Shares Acquired        Value        ---------------------------    ---------------------------
Name                     on Exercise(#)    Realized ($)(1)   Exercisable   Unexercisable    Exercisable   Unexercisable
- ----------------------   ---------------   ---------------   -----------   -------------    -----------   -------------
Richard D. Sanford         120,000            $782,500         20,000        510,000         $353,750      $2,987,500
Gregory A. Pratt            45,000             189,375           --          330,000             --         3,827,500
Mark R. Briggs              60,000             457,500           --          120,000             --         2,040,000
Robert P. May                 --                  --             --          100,000             --           437,500
Edward A. Meltzer           32,000             246,000          1,200         22,800           13,800         419,700

- -------------------------------
(1)  Represents the difference between the exercise price and the market value on the date of exercise.
(2)  Value based on the closing price of $27.00 per share on January 28, 1994.

Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------
Mr. Abelson, a member of the Compensation and Stock Option Committee, is a partner in the law firm of Pepper, Hamilton & Scheetz, which provided legal services to the Company.


Stock Performance Chart
- -----------------------
The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended January 29, 1994, with the cumulative total return on the S&P Mid Cap 400 Index and a peer index comprised of eleven companies (1). The comparison assumes $100 was invested on January 31, 1989, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, S&P MID-CAP 400, AND PEER GROUP

MEASUREMENT PERIOD                            S&P           INTELLIGENT
FISCAL YEAR ENDED:       PEER GROUP       MID-CAP 400       ELECTRONICS

   JANUARY 1989            $100.00          $100.00           $100.00
   JANUARY 1990              83.90           116.16            137.50
   JANUARY 1991              85.95           129.91            350.00
   JANUARY 1992             163.48           183.92            521.87
   JANUARY 1993             196.33           204.78            362.50
   JANUARY 1994             290.49           235.83            773.91


(1) Assumes $100 invested on January 31, 1989 in the Company's Common Stock, the S&P Mid Cap 400 Index and a composite index, weighted by market capitalization, of the following eleven companies: Compucom Systems, Inc., Dataflex Corporation, The Future Now, Inc., Gates/FA Distributing, Inc., Government Technology Services, Inc., Inacom Corp., Merisel, Inc., MicroAge, Inc., Random Access, Inc., Robec, Inc., and Tech Data Corporation.

                  COMPENSATION AND STOCK OPTION COMMITTEE
                      REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Committee") consists of four non-employee directors. The Committee was formally established at a meeting of the Board of Directors on November 19, 1993. At such meeting, the formerly separate Compensation Committee and Stock Option Committee were consolidated and reconstituted as the Committee.

     The Committee is responsible for determining the annual salary, bonus and incentive compensation of the Company's executive officers and, on the basis of recommendations received from executive officers, awarding incentive compensation in the form of stock options to the Company's employees generally. This report describes the policies of the Committee in establishing the principal components of executive compensation for fiscal 1993.

     The Committee's compensation policies for executive officers reflect a commitment to attract and retain quality executives, to provide incentives to the executives to achieve performance objectives that enhance shareholder value and to reward executives for operational excellence. The Committee believes that its policies are best served by a compensation program that provides executives a competitive base salary, annual incentive bonuses in amounts that reflect achievement of prescribed financial targets and long-term incentives in the form of stock options.

     In establishing compensation for executive officers, the Committee considers industry data generally, the Company's financial performance and industry position and the recommendations of the Chairman of the Board and Chief Executive Officer. The Committee exercises judgment and discretion in the information and analyses it reviews and considers.

     In 1993, the Committee adopted a formal incentive plan for each of the Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer. The plans tie the amount of the bonus opportunity to Mr. Sanford and Mr. Pratt to the Company's achievement of budgeted pre-tax earnings from continuing operations. Additionally, for the President and Chief Operating Officer, certain focus areas have been separately identified to incent performance of specific operational and financial objectives. Further, at the discretion of the Committee, additional bonuses may be paid.

     The Committee believes that Mr. Sanford's 1993 compensation as Chairman of the Board and Chief Executive Officer appropriately reflects the strong performance of the Company in 1993 (including a 31% increase in revenues and a 69% increase in income from continuing operations before provision for income taxes) and Mr. Sanford's short and longer terms contributions to the Company. As indicated above, Mr. Sanford's $569,160 bonus for 1993 (representing a 26.5% increase over his 1992 bonus) was determined pursuant to an incentive plan adopted by the Committee in 1993 that ties the amount of Mr. Sanford's bonus to the Company's achievement of budgeted pre-tax earnings from continuing operations. The Committee also awarded Mr. Sanford options to purchase 450,000 shares of Common Stock, at a per share exercise price equal to the market price of the Common Stock on the award date, in recognition of his substantial past contributions to the Company and as an incentive to his continuing efforts on behalf of the Company. Of the 450,000 options, 70,000 will vest on each of the first and second anniversaries of the grant date (November 19, 1993) and 210,000 will vest on the third anniversary of the grant date. The vesting period for the remaining 100,000 options was tied to the Company's achievement of budgeted pre-tax earnings from continuing operations for 1993 and, based on the Company's achievement, these options will vest ratably over three years from their grant date.


William L. Rulon-Miller
Barry M. Abelson
Roger J. Fritz
Arnold S. Hoffman

                            DIRECTOR COMPENSATION

     Directors received $500 for each Board meeting attended during the fiscal year ended January 29, 1994. Directors are also reimbursed for expenses in attending Board meetings. There was no additional compensation for participation in or attendance at Committee meetings.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Barry M. Abelson is a partner in the law firm of Pepper, Hamilton & Scheetz, which provided legal services to the Company. The Company believes that the fees charged by Pepper, Hamilton & Scheetz are comparable to those charged by other law firms for comparable services.

     The Company is a party to certain "split dollar" life insurance agreements (the "Agreements") with a trust established by Mr. Sanford (of which Mr. Abelson is the trustee) pursuant to which the Company pays a portion of the premiums on permanent life insurance policies insuring the life of Mr. Sanford. Pursuant to the Agreements, the trust annually pays the portion of the total policy premiums that are attributable to the death benefit owned by the trust as determined by the insurers' term insurance rates for such coverage, and the Company pays the balance of the premium. The Company has interests in the policies' cash values equal to the cumulative premiums paid by the Company.
The Company also has interests in the policies' excess death benefits. The Company's interests in the policies are secured by a collateral assignment of each policy. During the fiscal year ended January 29, 1994, the amount paid by the Company with respect to the policies in excess of cash values accumulated during the year was $36,326, which amount is guaranteed by Mr. Sanford. This split dollar life insurance arrangement is in addition to the life insurance program maintained by the Company during fiscal 1993 for all employees, in which Mr. Sanford participates.


                       2.  RATIFICATION OF APPOINTMENT
                      OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the Company's present independent public accountants, Price Waterhouse, for the fiscal year ending January 28, 1995. This appointment will be submitted to the shareholders for ratification at the Meeting.

     The submission of the appointment of Price Waterhouse is not required by law nor by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Price Waterhouse shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     Representatives of Price Waterhouse are expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.


                               OTHER BUSINESS

     The Company knows of no business which will be presented at the Meeting other than that set forth in this Proxy Statement and Notice of the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.


                          EXPENSES OF SOLICITATION

     This solicitation of proxies is being made on behalf of the Board of Directors. All expenses in connection therewith will be paid by the Company. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material, at the expense of the Company, to the beneficial owners of stock held of record by such persons.


                            SHAREHOLDER PROPOSALS

     Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices at 411 Eagleview Boulevard, Exton, PA 19341, on or before January 25, 1995, to be included in the Company's Proxy Statement and Form of Proxy for the 1995 Annual Meeting.


     THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE
EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 29, 1994. REQUESTS SHOULD BE DIRECTED TO STEPHANIE COHEN, SECRETARY, INTELLIGENT ELECTRONICS, INC., 411 EAGLEVIEW BOULEVARD, EXTON, PA 19341.



                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          Stephanie Cohen
                                          Secretary


DATE:  April 22, 1994

                    GRAPHIC MATERIAL CROSS-REFERENCE PAGE

A stock performance graph comparing the performance for the Company's Common Stock with the Standard & Poor's Mid-Cap 400 Composite Stock Price Index (the "S&P Mid-Cap 400") and a peer group index by measuring the changes in common stock price from January 31, 1989 through January 29, 1994, plus assumed reinvested dividends. Figures indicating the cumulative total return for the Company's Common Stock, the S&P Mid-Cap 400 and the peer group index are shown on page 12.

                       INTELLIGENT ELECTRONICS, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

                Annual Meeting of Shareholders - May 24, 1994

     The undersigned shareholder of INTELLIGENT ELECTRONICS, INC. (the "Company"), revoking all previous proxies, hereby appoints STEPHANIE COHEN and BARRY M. ABELSON, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at Griffith Hall, Route 100 and Nantmeal Road, Glenmoore, Pennsylvania 19343, on May 24, 1994 at 9:30 a.m., and at any adjournment or postponement thereof; provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

1.   ELECTION OF DIRECTORS

     Election of four directors for
     a term of three years expiring                              WITHHOLD
     at the 1997 Annual Meeting                       FOR        AUTHORITY

     Arnold S. Hoffman                               [  ]         [  ]

     Roger J. Fritz                                  [  ]         [  ]

     John A. Porter                                  [  ]         [  ]

     Alex A.C. Wilson                                [  ]         [  ]

2.   Election of one director for
     a term of two years expiring                               WITHHOLD
     at the 1996 Annual Meeting                      FOR       AUTHORITY

     Gregory A. Pratt                                [  ]         [  ]

3.   Election of one director for
     a term of one year expiring                                WITHHOLD
     at the 1995 Annual Meeting                      FOR       AUTHORITY

     Robert P. May                                   [  ]         [  ]

4.   RATIFICATION OF APPOINTMENT OF
     INDEPENDENT PUBLIC ACCOUNTANTS               FOR      AGAINST     ABSTAIN

     Ratification of the appointment              [  ]       [  ]        [  ]
     of Price Waterhouse as the
     Company's independent public
     accountants for the fiscal year
     ending January 28, 1995.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" ELECTION OF NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


Dated: __________________________, 1994


                                       -----------------------------------
                                       Signature of Shareholder

                                       -----------------------------------
                                       Signature of Shareholder


NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.